SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                May 30, 2002
______________________________________________________________________________
                     (Date of earliest event reported)



                            CFS Bancshares, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



         Delaware                    0-24625                  63-0367958
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)




            1700 Third Avenue North, Birmingham, Alabama         35203
______________________________________________________________________________
               (Address of principal executive offices)       (Zip code)




                               (205) 328-2041
______________________________________________________________________________
            (Registrant's telephone number, including area code)



                                     N/A
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.   Other Events


     On May 30, 2002, CFS Bancshares, Inc. ("CFSB"), and its wholly owned subsidiary Citizens Federal Savings Bank ("Citizens Federal") entered into an Agreement and Plan of Merger (the "Agreement") with Citizens Bancshares Corporation ("CBC") and Citizens Trust Bank ("CTB"), pursuant to which CBC will acquire CFSB (the "Merger"). The Agreement calls for CBC to pay $64.62 in cash for each outstanding share of CFSB common stock other than shares owned by the parties in other than a fiduciary capacity or as a result of debts previously contracted and other than dissenting shares. The Merger Consideration of $64.62 per share will increase by $0.07 per month if the Merger is not completed by August 31, 2002. All options to purchase CFSB common stock outstanding upon consummation of the Merger will be cancelled and in consideration of such cancellation, the option holders will receive a cash payment equal to the difference, if any, between the Merger Consideration and the exercise price of the options. In addition, Citizens Federal will merge with CTB, a wholly owned subsidiary of CBC.

     Under the terms of the Agreement, in the event the Merger is not consummated under certain circumstances, CFSB will pay CBC a termination fee equal to $250,000 plus the out-of-pocket costs and expenses of CBC up to
$200,000.   The Merger is subject to various conditions, including the approval of the Agreement by CFSB's stockholders, the receipt of approvals of state and federal regulatory authorities, and certain third party consents. The Merger will be accounted for as a purchase and is currently expected to close late in the third quarter or in the fourth quarter of 2002.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Agreement attached hereto as
Exhibit 2.1 and made a part hereof by reference thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

          See Exhibit Index








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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CFS BANCSHARES, INC.




Date: May 31, 2002                    By: /s/ Bunny Stokes, Jr.
                                          ---------------------
                                          Bunny Stokes, Jr.
                                          Chairman and Chief Executive Officer


















                                     3

                               EXHIBIT INDEX




     Exhibit Number                      Description
     ______________                      ___________


     2.1                 Agreement and Plan of Merger, dated as of May
                         30, 2002,  by and among Citizens Bancshares
                         Corporation, Citizens Trust Bank, CFS
                         Bancshares, Inc. and Citizens Federal Savings Bank

     99.1* Press release dated May 30, 2002 issued jointly on May 30, 2002 by CFS Bancshares, Inc. and Citizens Bancshares Corporation
________________

(*) Incorporated by reference from the filing made with the Securities and Exchange Commission on May 30, 2002 by the Company as additional definitive proxy materials.